Exhibit 10.26

Addendum to First Amendment to Lease Agreement

Zomedica Pharmaceuticals, Inc.

100 Phoenix Drive, Suite 190

This Addendum made July 31, 2018, to the First Amendment to the Lease Agreement (the "Lease") dated August 23, 2016, for premises located at 100 Phoenix D1ive, Ann Arbor, Michigan 48108, by and between Wickfield Phoenix, LLC, a Michigan limited liability company ("Landlord"), and Zomedica Pharmaceuticals, Inc., a Delaware corporation ("Tenant", " Zomedica").

NOTWITHSTANDING anything to the contrary contained in the Lease to which this Amendment to Lease is attached and made a part thereof, the Landlord and Tenant agree as follows:

WHEREAS, the term "Lease" shall mean that certain office lease dated August 23, 2016, (the "Premises") as Amended by the First Amendment to Lease Agreement dated July 31, 2018, for the space known as Suite 190, 125, 180 and 195 (collectively, the "Premises") located at 100 Phoenix Drive, Ann Arbor, Michigan (the "Building").

WHEREAS, the Tenant has elected to prepay the Additional Premises Rent in full at Lease Amendment execution and Landlord has agreed to except such prepayment.

NOW THEREFORE IT IS HEREBY AGREED THAT,

Tenant shall make a single payment of $1,269,073.33 for the total Additional Premises Rent for the Term of the Lease (the "Rental Payment") as set forth in the schedule below:

Paid in Advance Effective Rent
Term	$/SQ.FT	Monthly	Annually
(1) Months 1-7	$19.00	$29,513.33	$206,593.33
(1) Months 8-19	$19.00	$29,513.33	$354,160.00
(2) Months 20-31	$19.00	$29,513.33	$354,160.00
(3) Months 32-43	$19.00	$29,513.33	$354,160.00
TOTAL BASE RENT-Single Pay in Advance			$1,269,073.33

Landlord shall accept the Rental Payment as payment in full for the Additional Premises Rent. All other terms and conditions of the Lease shall remain in full force and effect.

LANDLORD:

WICKFIELD PHOENIX LLC, a Michigan limited liability company

By:	/s/Bradley J. Hayosh
Bradley J. Hayosh
Its:	Authorized Agent

TENANT:

ZOMEDICA PHARMACEUTICALS, INC, a Delaware corporation

By:	/s/Gerald Solensky Jr.
Gerald Solensky, Jr.
Its:	President